ING AdvantageSM ING Advantage CenturySM ING Advantage Century PlusSM Separate Account N ReliaStar Life Insurance Company Supplement dated November 12, 2003

The information contained in this Supplement updates and amends certain information contained in the Prospectus dated May 1, 2003, as amended on May 30, 2003 and June 11, 2003. You should read this Supplement along with the applicable Prospectus.

The following amends "Appendix B: Description of Underlying Funds" in the Prospectus:

Effective August 1, 2003, ING Aeltus Investment Management, Inc. has been appointed as the subadviser for the following funds:

ING VP Growth Opportunities Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP SmallCap Opportunities Portfolio

Effective August 4, 2003, Geode Capital Management, LLC has been appointed as the subadviser for Fidelity® VIP Index 500 Portfolio.

X.NRTHP-03C	November 2003